UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 16, 2009

THE PRINCETON REVIEW, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-32469	22-3727603
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

111 Speen Street

Framingham, Massachusetts, 01701

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (508) 663-5050

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS

On April 16, 2009, Mr. Richard Sarnoff and Mr. Clyde E. Williams, Jr. resigned as members of the Board of Directors of The Princeton Review, Inc. (the “Company”) including all committees thereof.

Prior to the effectiveness of these resignations, also on April 16, 2009, the Board of Directors, in accordance with the provisions of the Company’s Amended and Restated By-laws, appointed Ms. Linda Whitlock as a Class III member of the Company’s Board of Directors and as a member of the Audit Committee, effective upon the receipt of any necessary approvals of the holders of the Company’s Series C Convertible Preferred Stock. Those approvals were received by the Company on April 17, 2009. In connection with her service to the Company as a director, Ms. Whitlock will be entitled to receive cash and equity compensation consistent with that of the Company’s other non-employee directors. Ms. Whitlock was not selected as a director pursuant to any arrangement or understanding between Ms. Whitlock and any other person and there are no relationships or related party transactions between Ms. Whitlock and the Company that would be required to be reported under Section 404(a) of Regulation S-K.

A copy of the press release issued on April 20, 2009, announcing Ms. Whitlock’s appointment to the Board of Directors, is attached as Exhibit 99.1 and incorporated herein by reference.

ITEM 5.03	AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR

Effective April 16, 2009, the Board of Directors of the Company adopted the following amendments to the Corporation’s Amended and Restated By-laws (the “By-laws”):

•	Article III, Section 2 was amended to allow the number of directors to be fixed by a resolution of the Board of Directors, but in no event can the number of directors exceed nine (9); and

•

Article III Section 3(c) was amended to provide that the Nominating Committee shall nominate such number of individuals as is equal to (i) the number of directors fixed by resolution of the Board of Directors in accordance with Article III, Section 2 of the By-laws less (ii) the number of directors that may be elected exclusively by the holders of the Series C Convertible Preferred Stock in accordance with Article III, Section 3(d) of the By-laws.

The Company’s Amended and Restated By-laws reflecting these amendments is filed as Exhibit 3.1 hereto and is incorporated herein by reference.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

3.1	Amended and Restated By-laws of The Princeton Review, Inc. as of April 16, 2009.

99.1	Press release dated April 20, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE PRINCETON REVIEW, INC.

Dated: April 20, 2009

/s/ Neal S. Winneg
	Name:	Neal S. Winneg
	Title:	Executive Vice President